SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2005

                        Commission File Number: 000-50004


                           Filtering Associates, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)



Nevada                                                                33-0976892
------                                                                ----------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


101 W. Avenida Gaviota, Suite A, San Clemente CA                           92672
---------------------------------------------------------- ---------------------
(Address of principal executive offices)                              (Zip Code)


                                949.949-244-4668
                                ----------------
              (Registrant's Telephone Number, Including Area Code)


        18 Technology Suite 208, Irvine CA 92614 Telephone: (949)510.9647
        -----------------------------------------------------------------
       (Former Address and Telephone Number, if changed since last report)

ITEM 4.01. CHANGES IN THE REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT

Effective March 30, 2005, Filtering Associates, Inc. (the "Registrant") dismissed Lesley, Thomas, Schwarz & Postma, Inc. ("Lesley Thomas"), which audited the Registrant's financial statements for the fiscal years ended December 31, 2003 and 2002, with Jonathon P. Reuben, CPA to act as the Registrant's independent chartered accountants. The reports of Lesley Thomas for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles except as described herein. The report of Lesley Thomas for these fiscal years was qualified with respect to uncertainty as to the Registrant's ability to continue as a going concern. During the Registrant's two most recent fiscal years and the period from the end of the most recently completed fiscal year through March 30, 2005, the date of dismissal, there were no disagreements with Lesley Thomas on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Lesley Thomas would have caused it to make reference to such disagreements in its reports.

The Registrant's financial statements for the year ended December 31, 2004, will be audited by Jonathon P. Reuben, CPA. Lesley Thomas was not involved in any way with the audit of the financial statements for the year ended December 31, 2004. The Registrant has authorized Lesley Thomas to discuss any matter relating to the Registrant and its operations with Jonathon P. Reuben, CPA.

The change in the Registrant's auditors was recommended and approved by the board of directors of the Registrant since the Registrant does not have an audit committee.

During the two most recent fiscal years and subsequent interim period, the Registrant did not consult with Jonathon P. Reuben, CPA, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

Lesley Thomas has reviewed the disclosures contained in this 8-K report. The Registrant has advised Lesley Thomas that it has the opportunity to furnish the Registrant with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Registrant's disclosures herein, or stating any reason why Lesley Thomas does not agree with any statements made by the Registrant in this report. Lesley Thomas has advised the Registrant that nothing has come to its attention which would cause it to believe that any such letter was necessary.


ITEM 8.01 OTHER EVENTS

Change of Address. In addition, the Registrant announces its new corporate address is located 101 W. Avenida Gaviota, Suite A, San Clemente CA 92672. Its new telephone number is 949-244-4608.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1 Letter from the Registrant's former auditors confirming the information in Item 4.01 is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        Filtering Associates, Inc.


March 30, 2005                  By:     /s/ Kevin Frost
                                        -----------------------------------
                                        Kevin Frost, President and
                                        Chief Executive Officer